SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

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BlackRock Innovation & Growth Term Trust

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

Ilya Gurevich

Shavar Jeffries

Jennifer Raab

David Littlewood

David Locala

Athanassios Diplas

Alexander Vindman

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [●], 2024

BlackRock Innovation & Growth Term Trust

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Saba Capital Master Fund, Ltd. (“Saba I”), Boaz R. Weinstein (“Mr. Weinstein,” and together with Saba Capital and Saba I, “Saba,” “we,” or “us”), the Nominees (as defined below) named in Proposal 1 (the Nominees together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of BlackRock Innovation & Growth Term Trust, a Maryland statutory trust and closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”).

We have submitted a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) requesting that the Board of Trustees of the Fund (the “Board”) terminate the investment management agreement between the Fund and its current investment manager (the “Shareholder Proposal”) and, because we believe that the Board needs fresh ideas and perspectives to address the Fund’s trading discount and corporate governance issues, we have nominated a slate of highly qualified and independent Nominees for election to the Board, whose election will send a strong message that the Fund’s shareholders are not satisfied with the Fund’s management and their approach to shareholder rights. In addition, we are proposing the election of and nominating the Class I Nominees (as defined below) to serve as successors to the Incumbent Trustees (as defined below).

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to support the Shareholder Proposal and to elect the Nominees, who we believe, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2024 annual meeting of shareholders, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof (the “Annual Meeting”), that is scheduled to be held on [●], 2024 at [●] [a.m./p.m.] (Eastern Time), at [●].

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to the Fund’s shareholders on or about [●], 2024.

Saba is seeking your support at the Annual Meeting with respect to the following proposals (each, a “Proposal” and, collectively, the “Proposals”) and to consider and act upon any other business that may properly come before the Annual Meeting.

Proposal		Our Recommendation

1.	To elect Saba’s slate of three nominees — Ilya Gurevich, Shavar Jeffries, and Jennifer Raab (the “Class II Nominees”) — to serve as Class II trustees; and Saba’s slate of four nominees — David Littlewood, David Locala, Athanassios Diplas, and Alexander Vindman (the “Class I Nominees”, and together with the Class II Nominees, the Nominees”) — to serve as successors to Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris and Catherine A. Lynch, who are currently serving as holdover trustees in Class I due to the Fund not having held an annual shareholder meeting in 2023 (the “Incumbent Trustees”).	FOR ALL of the Nominees
2.	To terminate the investment management agreement between the Fund and BlackRock Advisors, LLC (the “Manager”), the form of which is attached to the Fund’s Form N-2 filed with the Securities and Exchange Commission on February 18, 2021, as since amended or novated (the “Management Agreement”).	FOR

To transact such other business as may properly come before the Annual Meeting.

Based on the Fund’s proxy statement for the Annual Meeting (the “Fund’s Proxy Statement”), the Board is currently comprised of ten trustees divided into three classes. Each class is elected for a term of three years, with the term of one class of trustees expiring at each annual meeting of the shareholders. At the Annual Meeting, three Class II trustees are to be elected by holders of the Fund’s common shares of beneficial interest, par value $0.001 per share (the “Common Shares”), each for a three-year term expiring at the Fund’s 2027 annual meeting of shareholders, and four Class I Nominees are to be elected by holders of the Common Shares to serve as successors to the Incumbent Trustees, each for a two-year term expiring at the Fund’s 2026 annual meeting of shareholders.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies in support of the election of the Nominees to serve as Class II and Class I trustees, as applicable, and the approval of Proposal 2.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as [●]. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act), in the aggregate, [●] Common Shares, including [●] shares held in record name. There were [●] Common Shares outstanding as of the Record Date according to the Fund’s Proxy Statement.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” of the Nominees in Proposal 1 and “FOR” Proposal 2. By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR ALL” of the Nominees in Proposal 1 and “FOR” Proposal 2.

According to the bylaws of the Fund, effective as of December 9, 2020 (the “Bylaws”), in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the “Shares” (as defined in the Bylaws) outstanding and entitled to vote with respect to such matter shall be elected. For Proposal 2, the affirmative vote of a 40 Act Majority (as defined below) shall be required.

Saba intends to deliver this Proxy Statement and the accompanying Form of GOLD Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to elect the Nominees in Proposal 1 and carry Proposal 2 at the Annual Meeting and otherwise intends to solicit proxies or votes from shareholders of the Fund in support of the nominations of the Nominees and the passage of Proposal 2. This proxy solicitation is being made by Saba and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

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If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

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REASONS FOR THIS PROXY SOLICITATION

We believe that BlackRock and the Fund’s trustees must be held accountable for the Fund’s large and persistent trading discount and its anti-shareholder governance practices.

Saba’s highly qualified slate of Nominees will ensure the Board has the right mix of experience to address the Fund’s critical challenges. Our Nominees possess markets experience, a deep understanding of retail investors’ needs, corporate governance expertise and capital allocation skills.

We recommend voting “FOR ALL” of Saba’s Nominees, and its Shareholder Proposal.

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PROPOSAL 1: ELECTION OF CLASS II TRUSTEES AND CLASS I TRUSTEES

According to the Fund’s Proxy Statement, the Board is currently comprised of ten trustees divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years, and according to the Fund’s Proxy Statement, there will be three Class II trustees elected by holders of Common Shares at the Annual Meeting.

We are soliciting proxies to elect the Class II Nominees—Ilya Gurevich, Shavar Jeffries, and Jennifer Raab —to serve as Class II trustees. Each of the Class II Nominees, if elected, will serve until the later of the date of the Fund’s 2027 annual meeting of shareholders, or until their successors have been duly elected and qualified.

We are soliciting proxies to elect the Class I Nominees—David Littlewood, David Locala, Athanassios Diplas and Alex Vindman—to serve as Class I trustees and successors to the Fund’s Incumbent Trustees. Each of the Class I Nominees, if elected, will serve until the later of the date of the Fund’s 2026 annual meeting of shareholders, or until their successors have been duly elected and qualified.

If all of the Class II Nominees and Class I Nominees are elected, the Nominees would comprise seven out of ten Board seats, constituting a majority of the members of the Board. There is no assurance that any of the Fund’s nominees will serve as a trustee if one or more of the Nominees are elected to the Board.

The age and other information related to the Nominees shown below are as of the date of this Proxy Statement.

Class II Nominees:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
ILYA GUREVICH Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 52	None	N/A

Ilya Gurevich has served as President of G&G Retirement Planning, a retirement planning firm, since 2023 and Principal and Retirement Planner of Northeast Retirement Planning, a retirement planning firm, since 2012. Previously, Mr. Gurevich served as Principal and Trader at Dreadnought Trading, an equity derivatives trading firm, from 2007 until 2012. From 1996 to 2007, Mr. Gurevich served as an equity derivatives trader at various companies.

In 2023, Mr. Gurevich was nominated by Saba for election to the board of trustees of BlackRock Innovation and Growth Term Trust, BlackRock ESG Capital Allocation Term Trust and BlackRock California Municipal Income Trust, in connection with the 2023 annual shareholder meetings of such fund.

Mr. Gurevich became a Chess Grandmaster in 1993. In 1990, as an 18 year-old, he won the World Junior Chess Championship.

				N/A	None.

Mr. Gurevich earned a B.S. in Finance from New York University.

Mr. Gurevich’s qualifications to serve as a trustee include his extensive experience in the investment and finance industries.

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(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
SHAVAR JEFFRIES Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 49	None	N/A	Shavar Jeffries has served as CEO of the KIPP Foundation, a non-profit organization, since 2023, a culmination of his many years as a champion for KIPP schools and educational opportunity more broadly. From 2015 to 2023, Mr. Jeffries served as the President of Education Reform Now, a non-profit organization, where he led the organization in passing well over 100 policies at the federal and state level that expanded educational opportunities for low-income students of color. Mr. Jeffries served on the board of Pzena Investment Management, Inc., an investment management firm, from 2021 to 2022. Mr. Jeffries also served as a Partner of Lowenstein Sandler LLP, a law firm, from 2014 to 2023. Prior to Lowenstein Sandler, Mr. Jeffries taught as an Associate Professor of Law at Seton Hall Law School Center for Social Justice from 2010 to 2014 and from 2004 to 2008. In between stints at Seton Hall, Mr. Jeffries served as Counsel to the Attorney General in the Office of the New Jersey Attorney General from 2008 to 2010. From 2001 to 2004, Mr. Jeffries served as a Gibbons Fellow in Public Interest Law. Prior to his time as a Gibbons Fellow, Mr. Jeffries served as an Associate at Wilmer Cutler Pickering Hale and Dorr LLP from 2000 to 2001. Prior to Wilmer, Mr. Jeffries served as Law Clerk to Judge Nathaniel R. Jones of the United States Court of Appeals for the Sixth Circuit from 1999 to 2000.	N/A	None.
			Mr. Jeffries served as a member of the boards of directors for MENTOR National since 2019, and prior board service on diverse organizations including Pzena Investment Management, KIPP Foundation, New Classrooms, and Duke University.

Mr. Jeffries graduated from Duke University with a B.A. in History and English in 1996 and Columbia Law School with a J.D. in 1999, where he concentrated on civil rights law and policy.

Mr. Jeffries’s qualifications to serve as a trustee include his extensive experience in senior management and as a director in various businesses and leadership roles across education, politics, and law.

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(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
JENNIFER RAAB Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 67	None	N/A	Jennifer Raab has served as the President and Chief Executive Officer of the New York Stem Cell Foundation, one of the world’s leading nonprofit organizations dedicated to accelerating cures for major diseases through stem cell research, since 2024. Ms. Raab is also the President Emerita of Hunter College, where she served as President from 2001 to 2023. Previously, Ms. Raab served as Chairman and Commissioner of the New York City Landmarks Preservation Commission from 1994 to 2001. From 1990 to 1994, Ms. Raab was a Litigation Associate at Paul, Weiss, Rifkind, Wharton & Garrison LLP. Prior to Paul, Weiss, Ms. Raab was a Litigation Associate at Cravath, Swaine & Moore LLP from 1985 to 1990. From 1981 to 1982, Ms. Raab served as Director of Public Affairs for the New York City Planning Commission. Ms. Raab also served as Special Projects Manager for the South Bronx Development Organization from 1979 to 1981.	N/A	None.

Ms. Raab serves as a director of the Association for a Better New York Foundation and previously served as a director on the board of the Hunter College Foundation from 2001 to 2023. Also, Ms. Raab served on the boards of directors of Compuware Corporation from 2013 to 2015, One to World Foundation from 2014 to 2017, The After School Corporation from 2000 to 2017, and the United Way of New York from 2013 to 2016. Ms. Raab has also served as a member of the Advisory Boards of the National Institute of Social Sciences in 2022 and Women.NYC from 2019 to present.

Ms. Raab has served as a member of The Council on Foreign Relations since 2006, the Steering Committee for the Association for a Better New York since 2002, the New York Building Congress since 2009, and The Economic Club of New York since 2011.

Her work has garnered many awards and accolades, including her election in 2016 to the American Academy of Arts and Sciences. In 2022, she earned the Gold Honor Medal for distinguished service to society and humanity from the National Institute of Social Sciences. Ms. Raab has received additional honors from organizations including the Martina Arroyo Foundation, Albany Law School, United Way of New York City, and the Kennedy Child Study Center.

Ms. Raab received a B.A. with distinction in all subjects from Cornell University in 1977, an M.P.A. from the Woodrow Wilson School of Public and International Affairs at Princeton University in 1979, and a J.D. cum laude from Harvard Law School in 1985.

Ms. Raab’s qualifications to serve as a trustee include her extensive experience in senior management and leadership roles across various institutions and businesses across multiple industries.

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 Class I Nominees:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
David Littlewood Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 58	None	N/A

David Littlewood was previously the co-founder and CEO of ASL Capital Markets Inc (“ASL”), a minority-owned, self-clearing, government securities broker-dealer, from August 2017 to June 2022. ASL was added to the list of Federal Reserve Bank of New York primary dealers effective April 4, 2022. ASL is a broker-dealer focused on the trading and financing of US government securities. ASL provides its trading and securities financing services to global institutional investors. As a self-clearing firm, ASL is a full netting member of the Fixed Income Clearing Corporation and has a settlement account with the Bank of New York Mellon.

Previously, Mr. Littlewood was the CEO of Cairn Capital North America Inc., an SEC Registered Investment Advisor, from 2011 to 2018, where he was responsible for all asset management, advisory and restructuring activities of the company. Mr. Littlewood was also the co-founder, Executive Director, and a member of the Executive Management Committee of Cairn Capital Limited (“Cairn”), an FCA-Registered Investment Advisor based in London, from 2004 to 2018. Cairn is a specialist alternative credit asset management and advisory firm with $4.5 billion of assets under management. In 2015 Mr. Littlewood and his co-founders sold a majority stake in Cairn to Mediobanca S.p.A. Prior to co-founding Cairn in 2004, Mr. Littlewood was Global Head of Structured Credit Products at the Royal Bank of Scotland plc (“RBS”), which he originally joined in 1995 as the Head of Structured Products and Financial Engineering with a specialty in all types of derivative products, including cross currency swaps, FX, inflation swaps and equity-linked products. He was responsible for overseeing all structured derivative products for both the bank’s customers and the internal finance units of the bank, including project finance, infrastructure finance, acquisition finance and leasing. He was also responsible for tax-based finance. Prior to joining the RBS, Mr. Littlewood was a Director and Head of Structuring at Hambros Bank from 1994 to 1995, where he specialized in tax-advantaged real estate, fixed-income and derivative-based transactions. Prior to joining Hambros Bank, Mr. Littlewood worked at Summit Corporate Finance Limited from 1990 to 1994 and Andersen Consulting from 1987 to 1990

				N/A	None.

Mr. Littlewood graduated from the University of Bristol, UK in 1987 with a first-class honors degree in Chemistry. Mr. Littlewood holds the FINRA Series 17, 24, 63, 66 and 99 licenses. Mr. Littlewood is also registered with the UK Financial Conduct Authority with the CF1 (Director) and CF30 (Customer) controlled functions.

Mr. Littlewood’s qualifications to serve as a trustee include his prolific experience in the financial services industry and leadership roles across various financial companies over the past 30 years.

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(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
DAVID LOCALA Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 57	None	N/A

David Locala has more than 30 years of experience working at global companies in the financial services industry. Mr. Locala served as Managing Director and Global Head of Technology M&A at Citigroup Global Markets Inc., a global investment bank, from 2015 to 2022. Previously, Mr. Locala served as Managing Director and Co-head of Technology M&A at Deutsche Bank, a global investment bank, from 2005 to 2015.

Prior to joining Deutsche Bank, Mr. Locala served as a Managing Director at Lazard, a global mergers and acquisitions advisory firm from 1998 to 2005, and earlier in his career worked at Montgomery Securities from 1995 to 1998 and at Morgan Stanley from 1989 to 1993 in New York and Hong Kong.

				N/A	None.

Mr. Locala earned a Bachelor of Science in Commerce with a concentration in Finance from the University of Virginia in 1989, and a Master’s in Business Administration from Harvard Business School in 1995.

Mr. Locala’s qualifications to serve as a trustee include his decades of experience working with companies in the technology sector, his leadership and extensive experience in the financial services industry, and his knowledge of financial matters.

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(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Athanassios Diplas Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 59	None	N/A

Athanassios Diplas served as the Principal of Diplas Advisors, LLC, a derivatives advisory company that provided expert advice on derivatives-related issues to financial institutions and law firms, from 2012 to 2017. During this time, he also served as a Senior Advisor to the Board of Directors of the International Swaps and Derivatives Association (“ISDA”) from 2012 to 2014. Previously, Dr. Diplas worked for Deutsche Bank, AG, where he served as Managing Director and Global Head of System Risk Management from 2010 to 2012; Managing Director, Global Head of Counterparty Portfolio Management Group in 2009; and Managing Director, Chief Risk Officer, and Deputy Chief Operating Officer for Global Credit Trading from 2003 to 2008. Prior to Deutsche Bank, AG, Dr. Diplas served as Vice President of Credit Derivatives at Goldman, Sachs & Co. from 1997 to 2003. From 1993 to 1995, Dr. Diplas was a Postdoctoral Research Physicist at the Center for Astrophysics & Space Sciences of the University of California, San Diego (“UCSD”). Prior to UCSD, Dr. Diplas served in the Department of Astronomy at the University of Wisconsin-Madison (“UW-Madison”) as an Assistant Scientist from 1992 to 1993 and both a Research Assistant and a Teaching Assistant from 1986 to 1992.

Dr. Diplas is serving on the board of BioMech Holdings LLC, a privately-held healthcare data analytics company, since 2022. Previously, Dr. Diplas served as the Co-Chair of the ISDA Industry Governance Committee and Credit Steering Committee from 2008 to 2012; a Member of the Consultative Working Group of the European Securities and Markets Authority Secondary Markets Standing Committee from 2012 to 2014; a Board Member of ICE Clear Credit CCP from 2009 to 2013; and a Risk Committee participant for two CDS CCPs from 2009 to 2012.

				N/A	None.

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Dr. Diplas co-invented and is one of the patent holders of the credit default swap auction settlement process within ISDA (US Patent #8,078,521 B1) and led the industry effort for the development of Standard Initial Margin Model (SIMM, US Patent Application #15/143347) for uncleared transactions across all asset classes. He also co-led the related implementation effort of the Working Group on Margin Requirements, an initiative jointly run by the Basel Committee on Banking Supervision and the International Organization of Securities Commissions.

Dr. Diplas received a B.S. with distinction in physics from Aristotle University of Thessaloniki in 1986; an M.S. and a Ph.D. in Astronomy from UW-Madison in 1988 and 1992, respectively; and an M.B.A. from The Wharton School at the University of Pennsylvania in 1997.

Dr. Diplas’s qualifications to serve as a trustee include his 20 years in the financial services industry with a focus on derivatives, risk, and credit investing as well as his pivotal role in safeguarding markets through industry-wide committee work both in the United States and in Europe.

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
alexander vindman Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 48	None	N/A	Dr. Alexander Vindman, a retired U.S. Army Lieutenant Colonel, has served as the President of the Here Right Matters Foundation, a 501(c)(3) nonprofit organization that is focused on helping Ukraine win its war with Russia and rebuild afterwards, since 2023 and as the Founder and Director of the Institute for Informed American Leadership, a national security think tank, since 2022. Previously, Dr. Vindman was the director for Eastern Europe, the Caucasus, and Russia on the White House’s National Security Council from 2018 to 2020. Prior to the National Security Council, he served as the Political-Military Affairs Officer for Russia for the Chairman of the Joint Chiefs of Staff from 2015 to 2018 and as an attaché at the U.S. Embassies in Moscow, Russia and Kyiv, Ukraine from 2008 to 2015.	N/A	None.

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Dr. Vindman has served as a Senior Fellow at the Foreign Policy Institute at the Johns Hopkins School of Advanced International Studies since 2020, a Hauser Leader at the Center for Public Leadership at Harvard University’s Kennedy School of Government since 2022, an Executive Board Member of the Renew Democracy Initiative since 2020, a Senior Fellow at the Kettering Foundation since 2023, and a Senior Advisor for VoteVets since 2021.

Dr. Vindman is a published author with his 2021 New York Times bestselling memoir, Here, Right Matters, detailing, amongst other things, how he became a chief witness in former President Donald Trump’s first impeachment trial.

Dr. Vindman’s military awards include two Legions of Merit and the Purple Heart, having sustained wounds in an IED attack during the Iraq War.

Dr. Vindman received a B.A. from the State University of New York at Binghamton in 1999, an M.A. in Russian, Eastern European, and Central Asian Studies from Harvard University in 2011, an MA in International Affairs from Johns Hopkins School of Advanced International Studies in 2021, and a Ph.D. from the Johns Hopkins School of Advanced International Studies in 2022.

Dr. Vindman’s qualifications to serve as a trustee include his academic and professional accomplishments, his notable experience as a geopolitical strategist, and his renown for upholding proper governance principles through ethical leadership and accountability.

The Nominees do not currently hold, and have not at any time held, any position with the Fund. The Nominees do not oversee any portfolios in the Fund’s Fund Complex (as defined in the Investment Company Act of 1940 (the “1940 Act”)).

As of the date of this Proxy Statement, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, are as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Ilya Gurevich	None	None
Shavar Jeffries	None	None
Jennifer Raab	None	None
David Littlewood	None	None
David Locala	None	None
Athanassios Diplas	None	None
Alexander Vindman	None	None

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, the Nominees will be considered independent trustees of the Fund under (i) the pertinent listing standards of the New York Stock Exchange, and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

We refer shareholders to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s trustee nominees. The Fund’s Proxy Statement and form of proxy will become available free of charge on the SEC’s website at www.sec.gov.

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Each of the Nominees has entered into a nominee agreement (the “Nominee Agreements”) pursuant to which Saba Capital has agreed to defend and indemnify the Nominees against, and with respect to, any losses that may be incurred by such Nominee in the event he becomes a party to litigation based on his nomination as a candidate for election to the Board and the solicitation of proxies in support of his election. If elected or appointed, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees. The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected or for any other reason.

The Nominees have agreed to being nominated as nominees in this Proxy Statement and have confirmed their willingness to serve on the Board if elected. We do not expect that the Nominees will be unable to stand for election, but, in the event that a Saba Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional person that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Section 14 of the Exchange Act. If Saba determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Bylaws, in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the Common Shares outstanding and entitled to vote with respect to such matter shall be elected.

Abstentions will be counted for purposes of determining whether a quorum is present. Therefore, abstentions will have the same effect as votes “against” Proposal 1.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR ALL of the Nominees for election at the Annual Meeting on the GOLD proxy card.
16

PROPOSAL 2: TERMINATE THE MANAGEMENT AGREEMENT BETWEEN THE FUND AND THE MANAGER

The Record Holder is seeking to terminate the Management Agreement in accordance with the provisions of Section 12 thereof. Under Section 12 of the Management Agreement and pursuant to the 1940 Act, the Management Agreement may be terminated at any time, by either the trustees of the Fund or a majority of the outstanding securities of the Fund upon sixty (60) days’ prior written notice to the Manager.

Rule 15a-4 under the 1940 Act provides a temporary exemption to the approval requirements of an investment management agreement, in the event that a prior advisory contract is terminated, which allows the Board (including a majority of the independent trustees) to approve an interim investment management contract. Such an interim contract is required to be approved within ten business days after the date that the termination of the prior advisory contract becomes effective, with the compensation received under the interim contract to be no greater than the compensation the adviser would have received under the previous contract. The Board would then have 150 days to obtain shareholder approval for that new investment management contract at a subsequent meeting of shareholders (which is the subject of this proxy solicitation). Although the failure to approve a permanent investment management agreement could potentially require the Fund to become internally managed, we believe any reasonably designed process to select a new manager would identify a number of suitable, alternative advisers willing to advise the Fund on attractive terms.

If the proposal to terminate the Management Agreement is approved by shareholders, the Board will have the ability to appoint an interim manager and/or long-term manager of its choosing, the latter being subject to shareholder approval. In such instance, Saba Capital would stand ready to assist in any way it can to help the Board ensure that a capable manager is installed, and may at such time offer its services to the Board to act as an interim or long-term manager to the Fund and/or recommend to the Board various third-party manager candidates for the Board to consider at its discretion. For the avoidance of doubt, termination of the Management Agreement will not require the Fund to pursue any agreement with Saba relating to the appointment of a new manager, be it Saba Capital or any other potential manager replacement, and shareholders will have the final say on the appointment of any long-term manager.

Accordingly, shareholders are being asked to vote on the following resolution:

“RESOLVED, that the investment management agreement between BlackRock Innovation and Growth Term Trust (the “Trust”) and BlackRock Advisors, LLC, the form of which is attached to the Trust’s Form N-2, filed with the Securities and Exchange Commission on February 18, 2021, as since amended or novated (the “Management Agreement”), shall be terminated by the Trust, pursuant to the right of stockholders as embodied in Section 12 of the Management Agreement and Section 15(a)(3) of the Investment Company Act of 1940, such termination to be effective no more than sixty days following the date hereof.”

Vote Required.

The approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined under the 1940 Act to be the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities (the “40 Act Majority”). Abstentions will have the same effect as votes “against” Proposal 2.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.
17

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Shares at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shareholders who sold their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date (unless they also transfer their voting rights as of the Record Date).

How do I vote my shares?

Common Shares held in record name. If your Common Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares beneficially owned or held in “street” name. If you hold your Common Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote FOR the Nominees and FOR the Shareholder Proposal. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, FOR ALL of Saba’s Nominees and FOR Proposal 2.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” of the Nominees standing for election to the Board named in this Proxy Statement (Proposal 1); and

“FOR” the termination of the Management Agreement between the Fund and the Manager (Proposal 2).

The Participants intend to vote all of their Common Shares in favor of the Class II Nominees and the Class I Nominees and “FOR” Proposal 2, except for a small percentage of Common Shares owned by certain of the Saba Entities (as defined in Annex I) that, pursuant to internal proxy voting policies, will be echo-voted (i.e. meaning they will be voted in the same proportion as the votes of all other shareholders).

Each Proposal is a separate proposal. You may vote on each separately and in accordance with your discretion.

How many shares must be present to hold the Annual Meeting?

According to the Bylaws, the holders of a majority of the Common Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at the Annual Meeting. Abstentions are treated as votes present for purposes of determining a quorum. For information on the treatment of broker non-votes, if any, in connection with the Annual Meeting, please see the Fund’s Proxy Statement.

18

What vote is needed to approve the Proposals?

Proposal 1 – Election of Class II Trustees and Class I Trustees. According to the Bylaws, in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the Common Shares outstanding and entitled to vote with respect to such matter shall be elected. Abstentions will be counted as votes “against” Proposal 1.

THE ONLY WAY TO SUPPORT ALL OF THE NOMINEES FOR ELECTION AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” OF THE NOMINEES ON THE ENCLOSED GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “ABSTAIN” YOUR VOTES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

Proposal 2 – Termination of the Management Agreement. The approval of Proposal 2 requires the affirmative vote of the 40 Act Majority. Abstentions will have the same effect as votes “against” Proposal 2.

What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from the Fund, including an opposition proxy statement and a white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you discard any proxy card that may be sent to you by the Fund. Voting “ABSTAIN” on its white proxy card is not the same as voting for the Nominees or the Shareholder Proposal because an abstain vote on the Fund’s white proxy card will revoke any previous voting instructions that you submitted on the GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by using the enclosed GOLD proxy card by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom. Shareholders may call toll free at (877) 972-0090 or collect at (203) 972-9300.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or signing, dating and returning a white proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation to the secretary of the Fund at 50 Hudson Yards, New York, NY 10001; or
•	attending the Annual Meeting and voting by ballot in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all revocations.

19

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees and the Shareholder Proposal. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $[●] based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ approximately [●] persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies is being borne by Saba. Costs of this proxy solicitation are currently estimated to be approximately $[●]. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $[●]. Saba does not intend to seek reimbursement of these costs from the Fund.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at [●], or by calling toll free at [●].

Because Saba has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials.

Where can I find additional information concerning the Fund?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s definitive proxy statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning the Fund’s trustees; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the 2025 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s definitive proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov/edgar. The Edgar file number for the Fund is 811-23625.

20

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

Ilya Gurevich

Shavar Jeffries

Jennifer Raab

David Littlewood

David Locala

Athanassios Diplas

Alexander Vindman

[●], 2024

21

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by the Participants. As of the date of this Proxy Statement, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I) 52,103,294 Common Shares in the aggregate, representing 23.22% of the outstanding Common Shares. The percentage used herein is based upon 224,418,826 Common Shares outstanding as of December 31, 2023, as disclosed in the Fund’s Annual Report for the fiscal year ended December 31, 2023 filed with the SEC on March 6, 2024. Of the 52,103,294 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned as follows: (a) 52,103,294 Common Shares (including 1,018 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts, such funds and accounts, the (“Saba Entities”); and (b) 52,103,294 Common Shares (including 1,018 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Mr. Weinstein by virtue of his status as the principal of Saba.

As of the date of this Proxy Statement, none of the Nominees beneficially own any Common Shares or any other securities of the Fund.

Ms. Raab and Mr. Locala, each a Nominee, may be deemed to, respectively, own >$120,000 worth of stock in funds that may be deemed affiliates of the Fund.

The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of Saba I is to serve as a private investment fund. The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of the Saba Entities is to invest in securities.

The business address of each member of Saba and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

The principal occupation and business address of each of the Nominees are disclosed in the sections of this Proxy Statement titled “PROPOSAL 1: ELECTION OF CLASS II TRUSTEES AND CLASS I TRUSTEES”.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

22

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) within the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser within the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), trustee (or person nominated to become an Officer or trustee), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) within the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person; (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or her associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

23

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities (including Saba I)

Date	Side	Common	12/20/2022	Buy	101,472	05/10/2023	Buy	51,212
		Shares	12/27/2022	Buy	5,000	05/11/2023	Buy	78,857
05/03/2022	Buy	4,000	12/29/2022	Buy	334,054	05/12/2023	Buy	17,124
07/19/2022	Buy	114,216	12/30/2022	Buy	29,863	05/15/2023	Buy	129,313
07/21/2022	Buy	13,872	01/03/2023	Buy	107,103	05/16/2023	Buy	277,818
07/22/2022	Buy	10,000	01/04/2023	Buy	234,051	05/17/2023	Sell	(10)
07/25/2022	Buy	775	01/05/2023	Buy	145,805	05/17/2023	Buy	106,408
09/09/2022	Buy	167,514	01/09/2023	Buy	520,750	05/18/2023	Buy	197,955
09/12/2022	Buy	122,564	01/10/2023	Buy	173,330	05/19/2023	Buy	88,581
09/14/2022	Buy	172,426	01/11/2023	Buy	414,774	05/22/2023	Buy	149,304
09/15/2022	Buy	234,334	01/12/2023	Buy	201,466	05/23/2023	Buy	63,529
09/16/2022	Buy	134,514	01/13/2023	Buy	53,071	05/24/2023	Buy	79,187
09/19/2022	Buy	103,046	02/22/2023	Buy	250,000	05/25/2023	Buy	135,428
09/21/2022	Buy	100,276	02/23/2023	Buy	26,092	05/26/2023	Buy	116,387
09/26/2022	Buy	89,483	02/24/2023	Buy	171,511	05/30/2023	Buy	274,176
09/27/2022	Buy	27,000	02/27/2023	Buy	66,391	05/31/2023	Sell	(34,335)
09/28/2022	Buy	50,000	02/28/2023	Buy	337,868	05/31/2023	Buy	132,479
09/29/2022	Buy	50,000	03/01/2023	Buy	131,958	06/02/2023	Buy	100,172
10/03/2022	Buy	59,819	03/02/2023	Buy	93,898	06/05/2023	Buy	149,681
10/04/2022	Buy	128,459	03/03/2023	Buy	300,000	06/14/2023	Buy	14,549
10/06/2022	Buy	415,862	03/06/2023	Buy	84,984	06/16/2023	Buy	1,900
10/10/2022	Buy	346,536	03/07/2023	Buy	165,502	06/20/2023	Buy	161,490
10/11/2022	Buy	96,742	03/08/2023	Buy	30,702	06/22/2023	Buy	117,319
10/12/2022	Buy	296,896	03/09/2023	Buy	371,727	06/27/2023	Buy	23,706
10/13/2022	Buy	38,989	03/10/2023	Buy	464,636	07/13/2023	Buy	19,340
10/18/2022	Buy	32,693	03/13/2023	Buy	241,956	07/14/2023	Buy	17,113
10/19/2022	Buy	24,680	03/14/2023	Buy	395,659	07/17/2023	Buy	200,759
10/20/2022	Buy	181,514	03/15/2023	Buy	694,578	07/18/2023	Buy	9,148
10/21/2022	Buy	72,238	03/22/2023	Sell	(10)	07/19/2023	Buy	210,104
10/25/2022	Buy	27,424	03/24/2023	Buy	268,352	07/20/2023	Buy	12,651
10/27/2022	Buy	9,752	03/27/2023	Buy	51,767	07/24/2023	Buy	79,621
10/28/2022	Buy	225,544	03/28/2023	Buy	1,011,506	07/25/2023	Buy	471,061
11/04/2022	Buy	99,131	03/29/2023	Buy	66,415	07/26/2023	Buy	134,452
11/07/2022	Buy	64,529	03/31/2023	Buy	9	07/27/2023	Buy	118,519
11/09/2022	Buy	100,000	04/04/2023	Buy	76,685	07/28/2023	Buy	250,746
11/10/2022	Buy	20,686	04/05/2023	Buy	117,326	07/31/2023	Buy	118,804
11/11/2022	Buy	37,996	04/06/2023	Buy	167,289	08/02/2023	Buy	4,321
11/14/2022	Buy	274,973	04/13/2023	Buy	204,006	08/04/2023	Buy	43,544
11/15/2022	Buy	152,609	04/14/2023	Buy	47,343	08/07/2023	Buy	8,356
11/17/2022	Buy	126,818	04/17/2023	Buy	15,766	08/08/2023	Buy	69,622
11/18/2022	Buy	89,429	04/18/2023	Buy	86,901	08/21/2023	Buy	289,328
11/22/2022	Buy	133	04/19/2023	Buy	43,659	08/22/2023	Buy	9,281
12/07/2022	Buy	6,952	04/21/2023	Buy	91,737	08/23/2023	Buy	442,484
12/08/2022	Buy	186,318	04/25/2023	Buy	20,488	08/24/2023	Buy	80,000
12/09/2022	Buy	306,572	04/26/2023	Buy	98,885	08/25/2023	Buy	202,280
12/12/2022	Buy	324,762	04/27/2023	Buy	212,233	08/28/2023	Buy	338,143
12/13/2022	Buy	137,380	05/03/2023	Buy	73,835	08/29/2023	Buy	333,921
12/14/2022	Buy	326,421	05/04/2023	Buy	237,708	08/30/2023	Buy	137,912
12/16/2022	Buy	212,886	05/05/2023	Buy	220,450	08/31/2023	Buy	130,483
12/19/2022	Buy	65,259	05/08/2023	Buy	30,570	09/08/2023	Buy	168,579

24

09/11/2023	Sell	(28,670)	11/22/2023	Buy	150,305	02/28/2024	Buy	79,201
09/12/2023	Buy	386,051	11/24/2023	Buy	155,036	02/29/2024	Buy	60,078
09/13/2023	Buy	85,120	11/27/2023	Buy	596,593	03/01/2024	Buy	44,091
09/14/2023	Sell	(407,354)	11/28/2023	Buy	300,753	03/06/2024	Buy	106,541
09/15/2023	Buy	97,548	11/29/2023	Buy	310,487	03/07/2024	Buy	17,047
09/18/2023	Buy	200,269	11/30/2023	Buy	295,079	03/08/2024	Buy	52,761
09/19/2023	Buy	168,503	12/01/2023	Buy	217,175	03/20/2024	Buy	241,858
09/20/2023	Buy	93,417	12/04/2023	Buy	375,746	03/21/2024	Buy	193,972
09/22/2023	Buy	431,134	12/05/2023	Buy	341,683	03/22/2024	Buy	100,000
09/25/2023	Buy	118,207	12/06/2023	Buy	495,100	03/25/2024	Buy	152,676
09/26/2023	Buy	195,645	12/07/2023	Buy	431,273	03/26/2024	Buy	100,100
09/27/2023	Buy	147,373	12/08/2023	Buy	357,959	03/27/2024	Buy	185,987
09/28/2023	Buy	148,596	12/11/2023	Buy	331,854	03/28/2024	Buy	106,263
09/29/2023	Buy	90,170	12/12/2023	Buy	285,480	04/01/2024	Buy	139,326
10/02/2023	Buy	191,017	12/13/2023	Buy	247,405
10/03/2023	Buy	201,540	12/14/2023	Buy	642,588
10/04/2023	Buy	317,729	12/15/2023	Buy	54,215
10/05/2023	Buy	250,950	12/18/2023	Buy	435,404
10/06/2023	Buy	454,475	12/19/2023	Buy	716,024
10/09/2023	Buy	285,968	12/20/2023	Buy	303,292
10/10/2023	Buy	913,374	01/11/2024	Buy	64,870
10/11/2023	Buy	167,604	01/12/2024	Buy	77,412
10/12/2023	Buy	269,405	01/16/2024	Buy	16,530
10/13/2023	Buy	339,861	01/17/2024	Buy	158,960
10/16/2023	Buy	208,037	01/18/2024	Buy	39,441
10/17/2023	Buy	1,167,667	01/19/2024	Buy	191,272
10/18/2023	Buy	213,755	01/22/2024	Buy	155,567
10/19/2023	Buy	362,227	01/23/2024	Buy	238,492
10/20/2023	Buy	127,905	01/24/2024	Buy	307,937
10/23/2023	Buy	362,836	01/25/2024	Buy	369,514
10/24/2023	Buy	218,909	01/26/2024	Buy	492,596
10/25/2023	Buy	28,030	01/29/2024	Buy	212,619
10/26/2023	Buy	326,496	01/30/2024	Buy	195,905
10/27/2023	Buy	442,106	01/31/2024	Buy	340,328
10/30/2023	Buy	545,789	02/01/2024	Buy	87,443
10/31/2023	Buy	557,619	02/02/2024	Buy	119,244
11/01/2023	Buy	123,596	02/05/2024	Buy	29,397
11/02/2023	Buy	283,756	02/06/2024	Buy	213,539
11/03/2023	Buy	328,327	02/07/2024	Buy	401,620
11/06/2023	Buy	309,529	02/08/2024	Buy	64,761
11/07/2023	Buy	788,944	02/09/2024	Buy	222,038
11/08/2023	Buy	369,320	02/12/2024	Buy	432,560
11/09/2023	Buy	228,685	02/13/2024	Buy	312,718
11/10/2023	Buy	304,997	02/15/2024	Buy	486,478
11/13/2023	Buy	258,603	02/16/2024	Buy	163,564
11/14/2023	Buy	632,946	02/20/2024	Buy	56,252
11/15/2023	Buy	418,356	02/21/2024	Buy	137,229
11/16/2023	Buy	257,515	02/22/2024	Buy	178,566
11/17/2023	Buy	295,811	02/23/2024	Buy	391,649
11/20/2023	Buy	533,883	02/26/2024	Buy	273,686
11/21/2023	Buy	394,430	02/27/2024	Buy	331,804

25

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR” the Nominees by taking three steps:

•	SIGNING the enclosed GOLD proxy card,

•	DATING the enclosed GOLD proxy card, and

•	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR ALL” of the Nominees in Proposal 1 and “FOR” Proposal 2.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN THE FUND’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed, dated and returned a white proxy card to the Fund, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Fund by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to the secretary of the Fund or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 130

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

26

PRELIMINARY COPY SUBJECT TO COMPLETION

Form of GOLD Proxy Card

BlackRock Innovation & Growth Term Trust

Proxy Card for 2024 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”), SABA CAPITAL MASTER FUND, LTD., Boaz R. Weinstein AND THE INDIVIDUALS NAMED IN PROPOSAL 1

THE BOARD OF TRUSTEES (THE “BOARD”) OF BLACKROCK INNOVATION & GROWTH TERM TRUST IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Abraham Schwartz, Pierre Weinstein and John Grau and each of them, attorneys and agents with full power of substitution to vote all shares of BlackRock Innovation & Growth Term Trust, a Maryland statutory trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority, subject to applicable law, as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

With respect to the Proposals, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of the Nominees (as defined below) in Proposal 1 and “FOR” Proposal 2. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

INSTRUCTIONS: FILL IN VOTING BOXES “■” IN BLACK OR BLUE INK

*Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against the proposals below.

We recommend that you vote “FOR ALL” of the Nominees in Proposal 1:

Proposal 1 – Election at the Annual Meeting of the individuals nominated by Saba Capital to serve as Class II trustees (the “Class II Nominees”) and the individuals nominated by Saba Capital to serve as successors to the Fund’s Class I holdover trustees due to the Fund not having held an annual shareholder meeting in 2023 (the “Class I Nominees”, and together with the Class II Nominees, the “Nominees”).

FOR ALL	ABSTAIN FOR ALL*	AGAINST ALL
❑	❑	❑

Nominees:	FOR	ABSTAIN*	AGAINST
Ilya Gurevich (Class II)	❑	❑	❑
Shavar Jeffries (Class II)	❑	❑	❑
Jennifer Raab (Class II)	❑	❑	❑
David Littlewood (Class I)	❑	❑	❑
David Locala (Class I)	❑	❑	❑
Athanassios Diplas (Class I)	❑	❑	❑
Alexander Vindman (Class I)	❑	❑	❑

27

We recommend that you vote “FOR” Proposal 2:

Proposal 2 – Termination of the investment management agreement between the Fund and BlackRock Advisors, LLC, the Fund’s investment manager, the form of which is attached to the Fund’s Form N-2 filed with the Securities and Exchange Commission on February 18, 2021, as since amended or novated.

FOR	ABSTAIN*	AGAINST
❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.